UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2019

M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	M.D.C. Holdings, Inc. 2011 Equity Incentive Plan

On April 29, 2019, M.D.C. Holdings, Inc. (the "Company") held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) at which the Company’s shareholders approved a Fourth Amendment (the “Amendment”) to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to shareholder approval. The Amendment became effective as of the date of such shareholder approval.

The Amendment increased the number of shares of Common Stock available under the plan by an additional 2,000,000 shares. In addition, the Amendment amended certain provisions related to performance-based awards in connection with recent amendments to Section 162(m) of the Internal Revenue Code (“Code”) that eliminated the exception to the $1 million deductibility limit for “covered employees” imposed by Section 162(m).

The material features of the 2011 Equity Plan are described in the section entitled “Proposal Three - Approval of an Amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan” appearing on pages 56-64 of the Company’s definitive Proxy Statement on Schedule 14A filed on March 4, 2019 in connection with the 2019 Annual Meeting, which description is incorporated herein by reference. Copies of the Amendment and the 2011 Equity Plan, as amended, are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 29, 2019, the Company held its 2019 Annual Meeting. There were 61,338,701 shares of common stock entitled to vote at the meeting. The final voting results for each of the proposals submitted to a vote of shareholders at the 2019 Annual Meeting were as follows:

(1)	Election of four Class I Directors of the Company to serve for three-year terms expiring in 2022:

	For	Withheld	Broker Non-Votes
Michael A. Berman	37,631,595	16,193,463	3,592,688
Herbert T. Buchwald	47,868,394	5,956,664	3,592,688
Larry A. Mizel	51,391,473	2,433,585	3,592,688
Leslie B. Fox	52,812,636	1,012,422	3,592,688

(2)	Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
38,178,850	15,081,730	564,478	3,592,688

(3)	Approval of an amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
50,521,746	3,080,284	223,028	3,592,688

(4)	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2019 fiscal year:

For	Against	Abstain
56,691,973	702,085	23,688

2

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Fourth Amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan
10.2	M.D.C. Holdings, Inc. 2011 Equity Incentive Plan (as amended)
99.1

The section entitled “Proposal Three - Approval of an Amendment to the M.D.C. Holdings, Inc. 2011 Equity Incentive Plan” of the Company’s definitive Proxy Statement on Schedule 14A filed on March 4, 2019 (incorporated by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: May 1, 2019	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

3